Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1

to the

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 1, dated as of October 21, 2011 (the “Amendment”), to the THIRD AMENDED AND RESTATED CREDIT AGREEMENT is by and among (a) KENNAMETAL INC., a Pennsylvania corporation (the “Company”), (b) KENNAMETAL EUROPE GMBH, a limited liability company organized under the laws of Switzerland and a wholly-owned Foreign Subsidiary of the Company (the “Foreign Borrower”; and together with the Company, collectively, the “Borrowers”), (c) the several banks and other financial institutions or entities from time to time party to the Credit Agreement referred to below (the “Lenders”), BANK OF AMERICA, N.A., LONDON BRANCH, as Euro Swingline Lender, and (e) BANK OF AMERICA, N.A., as administrative agent for the Lenders (the “Administrative Agent”).

WHEREAS, the Borrowers, the Lenders, and the Administrative Agent are parties to that certain Third Amended and Restated Credit Agreement dated as of June 25, 2010 (as amended and in effect from time to time, the “Credit Agreement”; capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Credit Agreement);

WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders amend certain of the terms and provisions of the Credit Agreement;

WHEREAS, in connection with an increase in the Total Commitments under the Credit Agreement, lenders will become party to the Credit Agreement as Joining Lenders (as defined below); and

WHEREAS, the Administrative Agent and the Lenders have agreed, subject to the terms and conditions set forth herein, to so amend those certain terms and provisions of the Credit Agreement.

NOW, THEREFORE, the Borrowers, the Lenders, and the Administrative Agent hereby agree as follows:

1.        Amendment to Credit Agreement.  The Credit Agreement is hereby amended as follows:

(a)        The cover page of the Credit Agreement is hereby amended by replacing the number “$500,000,000” contained therein with the number “$600,000,000”.

(b)        Section 1.1 (Defined Terms) of the Credit Agreement is hereby amended by restating the definitions set forth below in its entirety as follows:

  “Aggregate Foreign Sublimit”: means, at any time and with respect to the Foreign Borrowers, the aggregate principal amount at any one time outstanding not to exceed $250,000,000. The Aggregate Foreign Sublimit is part of, and not in addition to, the Total Commitments.

  “Termination Date”: October 21, 2016.

(c)        The definition of “Commitment” in Section 1.1 (Defined Terms) of the Credit Agreement is hereby amended by inserting the following new sentence at the end of the such definition:

  The amount of the Total Commitments as of the First Amendment Effective Date is $600,000,000.

(d)        The definition of “Pricing Grid” set forth in Section 1.1 (Definitions) of the Credit Agreement is here by amended by deleting the table contained therein and substituting the following in lieu thereof:

Pricing Level	Debt Rating S&P/Moody’s	Facility Fee Rate	Eurocurrency Applicable Margin and Swingline Applicable Margin	ABR Applicable Margin	Standby Letter of Credit Fee Rate	Trade Letter of Credit Fee Rate
I	≥A- ≥A3	0.100%	0.900%	0.000%	0.900%	0.60%
II	BBB+ Baa1	0.125%	1.000%	0.000%	1.000%	0.70%
III	BBB Baa2	0.150%	1.050%	0.050%	1.050%	0.75%
IV	BBB- Baa3	0.200%	1.175%	0.175%	1.175%	0.80%
V	<BBB- <Baa3	0.250%	1.250%	0.250%	1.250%	0.85%

(e)        Section 1.1 (Definitions) of the Credit Agreement is hereby further amended by adding the following new definition in the correct alphabetical order of such Section:

  “First Amendment Effective Date”: October 21, 2011.

(f)        Section 2.15(b) (Increase of Commitments) of the Credit Agreement is hereby amended by replacing the text “Closing Date” in the first sentence of such section with the text “First Amendment Effective Date”.

(g)        Section 2.15(b)(v) (Increase of Commitments) of the Credit Agreement is hereby amended by replacing the number “$750,000,000” contained therein with the number “$850,000,000”.

(h)        Section 2.33(a) (Addition of Foreign Borrowers) of the Credit Agreement is hereby amended by replacing the number “$150,000,000” contained therein with the number “250,000,000”.

(i)        The Credit Agreement is hereby amended by deleting the following existing Schedules to the Credit Agreement in their entirety and substituting in lieu thereof updated Schedules to the Credit Agreement as attached hereto as Annex A: Schedule 1(a) (Foreign Borrowers and Aggregate Foreign Sublimit) and Schedule 1.1 (Commitments).

2.       Conditions to Effectiveness.    This Amendment shall become effective as of the date first written above upon the satisfaction of the following conditions precedent on or prior to October 21, 2011:

(a)        Documentation.    The Administrative Agent shall have received all of the following, in form and substance satisfactory to Administrative Agent:

    (i)        duly executed and delivered counterparts of this Amendment (including the Ratification of Obligations attached hereto) by the Borrowers, the Guarantors, the Administrative Agent and each of the Lenders;

    (ii)        a certificate of the authorized officer of each Borrower and each Guarantor, dated as of the First Amendment Effective Date, substantially in the form of Annex B attached hereto;

    (iii)        favorable legal opinions addressed to the Lenders and the Administrative Agent, dated as of the First Amendment Effective Date, in form and substance satisfactory to the Administrative Agent from (i) Buchanan Ingersoll & Rooney PC, counsel to the Company and the Subsidiary Guarantors and (ii) CMS von Erlach Henrici, counsel to the Kennametal Europe GmbH, as a Foreign Borrower; and

    (iv)        an amended and restated Note executed and delivered by the Borrower for each Lender, if such Lender requested a Note pursuant to Section 2.32 of the Credit Agreement.

(b)        No Default.    On the date hereof and after giving effect to this Amendment, no event shall have occurred and be continuing that would constitute a Default or an Event of Default.

(c)        Fees and Expenses.    The Administrative Agent, for the account of the Persons entitled thereto, shall have received payment by the Borrowers of all fees and reasonable expenses that are due and payable on or prior to the date hereof (including, without limitation, legal fees that have been previously invoiced to the Borrowers);

3.       Affirmation of the Borrowers and the Subsidiary Guarantor.    Each of the Borrowers hereby affirms its absolute and unconditional promise to pay to each Lender, each Multicurrency Lender, each Issuing Lender, the Swingline Lender, the Euro Swingline Lender and the Administrative Agent its Loans, its Multicurrency Loans, its L/C Obligations and all other amounts due from it under the Notes, the Credit Agreement as amended hereby and the other Loan Documents, at the times and in the amounts provided for therein. The Company hereby affirms its guaranty of the Foreign Obligations in accordance with Section 2.34 of the Credit Agreement. The Subsidiary Guarantor hereby affirms its guaranty of the Obligations (as defined in the Guarantee) in accordance with the provisions of the Guarantee. Each of the Borrowers and the Subsidiary Guarantor confirms and agrees that all references to the term “Credit Agreement” in the other Loan Documents shall hereafter refer to the Credit Agreement as amended hereby.

4.       Representations and Warranties.    Each of the Borrowers hereby represents and warrants to the Administrative Agent and each Lender that:

(a)        Representations and Warranties in Credit Agreement.    The representations and warranties of the Group Members contained in the Credit Agreement, as amended hereby, are true and correct on the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by this Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date, which representations were true and correct as of such date); and no Default or Event of Default has occurred and is continuing.

(b)        Authority, No Conflicts, Etc.    The execution, delivery and performance of this Amendment and all related documents and the consummation of the transactions contemplated hereby and thereby (i) are within the corporate (or the equivalent company) authority of each Loan Party, (ii) have been duly authorized by all necessary corporate (or the equivalent company) proceedings, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any Loan Party is subject or any judgment, order, writ, injunction, license or permit applicable to any Loan Party and (iv) do not conflict with any provision of the constitutive documents of, or any other agreement or other instrument binding upon, such Loan Party.

(c)        Enforceability of Obligations.    This Amendment, the Notes, the other Loan Documents, and the Credit Agreement as amended hereby constitute the legal, valid and binding obligations of each Loan Party party thereto, enforceable against such Loan Party party thereto, in accordance with their respective terms, except as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or other laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in equity or at law), and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefore may be brought.

5.        Joinder of Additional Lenders.    The Huntington National Bank agrees to join the Credit Agreement as a Lender (the “Joining Lender”). By its signature below, the undersigned Joining Lender hereby agrees to be a party to, and bound by the terms and conditions of, the Credit Agreement as if it had been an original signatory party thereto, and from and after the date hereof shall be deemed a “Lender” under and as defined in the Credit Agreement. By its signature below, each of the undersigned Borrowers and Administrative Agent hereby consents to the joinder of the Joining Lender.

The Joining Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it is not unlawful, nor has any Governmental Authority asserted that it is unlawful, for such Joining Lender or its applicable Lending Office(s) to make, maintain or fund Loans to, or to participate in Letters of Credit issued for the account of, any Foreign Borrower that is a party to the Credit Agreement on the First Amendment Effective Date, (iii) from and after the First Amendment Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, and has received or has been afforded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 5.1 of the Credit Agreement, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Amendment and to commit to the Commitment, and (v) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and to acquire the Commitment; and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

6.        No Other Amendments.    Except as expressly provided in this Amendment, all of the terms, conditions and provisions of the Credit Agreement and the other Loan Documents shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument.

7.       Execution in Counterparts.    This Amendment may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought. Delivery of an executed signature page of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart thereof.

8.       Governing Law.    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

9.       Submission To Jurisdiction; Waivers.    Each Borrower hereby irrevocably and unconditionally:

(a)        submits for itself and its property in any legal action or proceeding relating to this Amendment and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York, and appellate courts from any thereof;

(b)        consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)        agrees that service of process in any such action or proceeding may be effected (i) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Borrower at its address set forth in Section 9.2 of the Credit Agreement or at such other address of which the Administrative Agent shall have been notified pursuant thereto or (ii) through any other manner that complies with the Hague Convention on the Service Abroad of Judicial and Extrajudicial Documents in Civil or Commercial Matters;

(d)        agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e)        waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

10.       Headings, etc.    Headings or captions used in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

11.       Expenses.    Each of the Borrowers agrees to pay to the Administrative Agent, on demand by the Administrative Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Administrative Agent in connection with the preparation of this Amendment (including reasonable legal fees).

[Reminder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their proper and duly authorized officers as of the date first above written.

KENNAMETAL INC.

By:	/s/ Lawrence J. Lanza
Name: Lawrence J. Lanza
Title: Vice President Treasurer

KENNAMETAL EUROPE GMBH

By:	/s/ Gérald Goubau
Name: Gérald Goubau
Title: Managing Director

By:	/s/ Rick Marzolf
Name: Rick Marzolf
Title: Managing Director

[Signature Page to Amendment No. 1 to Credit Agreement]

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Erik Truette
Name: Erik Truette
Title: Assistant Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

BANK OF AMERICA, N.A., as Lender, Issuing Lender and Swingline Lender

By:	/s/ Irene Bartenstein
Name: Irene Bartenstein
Title: Director

[Signature Page to Amendment No. 1 to Credit Agreement]

BANK OF AMERICA N.A., LONDON BRANCH, as a Euro Swingline Lender

By:	/s/ Gary Saint
Name: Gary Saint
Title: Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, as an Issuing Lender and a Lender

By:	/s/ Susan J. Dimmick
Name: Susan J. Dimmick
Title: Senior Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

JPMORGAN CHASE BANK, N.A., as an Issuing Lender and a Lender

By:	/s/ Deborah R. Winkler
Name: Deborah R. Winkler
Title: Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Joanne Nasuti
Name: Joanne Nasuti
Title: Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

CITIZENS BANK OF PENNSYLVANIA, as a Lender

By:	/s/ Debra L. McAllonis
Name: Debra L. McAllonis
Title: Senior Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

MIZUHO CORPORATE BANK, LTD., as a Lender

By:	/s/ Leon Mo
Name: Leon Mo
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement]

HSBC BANK USA, N.A., as a Lender

By:	/s/ Gregory R. Duval
Name: Gregory R. Duval
Title: Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Kenneth R. Fieler
Name: Kenneth R. Fieler
Title: Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

COMERICA BANK, as a Lender

By:	/s/ Blake Arnett
Name: Blake Arnett
Title: Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as a Lender

By:	/s/ Matthew Havens
Name: Matthew Havens
Title: Assistant Vice President

By:	/s/ Sandy Bau
Name: Sandy Bau
Title: Associate

[Signature Page to Amendment No. 1 to Credit Agreement]

The Huntington National Bank, as a Joining Lender

By:	/s/ Debra W. Riefner
Name: Debra W. Riefner
Title: Senior Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

FIRST COMMONWEALTH BANK, as a Lender

By:	/s/ Stephen J. Orban
Name: Stephen J. Orban
Title: Senior Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

INTESA SANPAOLO S.P.A, as a Lender

By:	/s/ John Michalisin
Name: John Michalisin
Title: First Vice President

By:	/s/ Franco Di Mario
Name: Franco Di Mario
Title: FVP & Head of Credit

[Signature Page to Amendment No. 1 to Credit Agreement]

RATIFICATION OF OBLIGATIONS

The undersigned Subsidiary Guarantor hereby (a) acknowledges and consents to the foregoing Amendment and each Borrower’s execution thereof; (b) ratifies and confirms all of its respective obligations and liabilities under the Loan Documents to which it is a party and ratifies and confirms that such obligations and liabilities extend to and continue in effect with respect to it, and that it continues to guarantee, the Obligations of the Company under the Credit Agreement; (c) acknowledges and agrees that the Subsidiary Guarantor does not have any claim or cause of action against the Administrative Agent or any Lender (or any of its respective directors, officers, employees or agents); and (d) acknowledges, affirms and agrees that the Subsidiary Guarantor does not have any defense, claim, cause of action, counterclaim, offset or right of recoupment of any kind or nature against any of their respective obligations, indebtedness or liabilities to the Administrative Agent or any Lender.

Agreed and Acknowledged as of the date first above written:

SUBSIDIARY GUARANTOR:

KENNAMETAL HOLDINGS EUROPE, INC.

By:	/s/ Lawrence J. Lanza

Name: Lawrence J. Lanza
Title: Vice President Treasurer

Exhibit 10.1A

ANNEX A

[Attached]

SCHEDULE 1(a)

FOREIGN BORROWER

  Kennametal Europe GmbH

AGGREGATE FOREIGN SUBLIMIT

  $250,000,000

SCHEDULE 1.1

COMMITMENTS

Lender	Commitment
Bank of America, N.A.	$71,000,000.00
PNC Bank, National Association	71,000,000.00
JPMorgan Chase Bank, N.A.	71,000,000.00
The Bank of Tokyo-Mitsubishi UFJ, LTD.	63,000,000.00
Citizens Bank of Pennsylvania	63,000,000.00
Mizuho Corporate Bank, Ltd.	56,000,000.00
HSBC Bank USA, National Association	45,000,000.00
U.S. Bank National Association	45,000,000.00
Comerica Bank	25,000,000.00
Commerzbank AG New York and Grand Cayman Branches	25,000,000.00
The Huntington National Bank	25,000,000.00
First Commonwealth Bank	20,000,000.00
Intesa Sanpaolo S.p.A New York Branch	20,000,000.00

TOTAL	$600,000,000.00

MULTICURRENCY SUBCOMMITMENT

Lender	Multicurrency Commitment
Bank of America, N.A.	$35,500,000.00
PNC Bank, National Association	35,500,000.00
JPMorgan Chase Bank, N.A.	35,500,000.00
The Bank of Tokyo-Mitsubishi UFJ, LTD.	31,500,000.00
Citizens Bank of Pennsylvania	31,500,000.00
Mizuho Corporate Bank, Ltd.	28,000,000.00
HSBC Bank USA, National Association	22,500,000.00
U.S. Bank National Association	22,500,000.00
Comerica Bank	12,500,000.00
Commerzbank AG New York and Grand Cayman Branches	12,500,000.00
The Huntington National Bank	12,500,000.00
First Commonwealth Bank	10,000,000.00
Intesa Sanpaolo S.p.A New York Branch	10,000,000.00

TOTAL	$300,000,000.00

Exhibit 10.1B

ANNEX B

[Attached]

EXHIBIT B

FORM OF FIRST AMENDMENT CLOSING CERTIFICATE

Pursuant to Section 2(a)(ii) of Amendment No. 1, dated as of October 21, 2011 (the “Amendment”) to the Third Amended and Restated Credit Agreement, dated as of June 25, 2010 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not defined herein are used herein as defined therein), among Kennametal Inc., a Pennsylvania corporation (the “Company”) and the other Borrowers party thereto, the several Lenders from time to time parties thereto, Bank of America, N.A., London Branch, as Euro Swingline Lender, PNC Bank, National Association and JPMorgan Chase Bank, N.A., as co-syndication agents, Citizens Bank of Pennsylvania and Bank of Tokyo-Mitsubishi UFJ Trust Company as co-documentation agents, Bank of America, N.A., as the administrative agent (in such capacity, the “Administrative Agent”) and the other parties thereto, the undersigned [INSERT TITLE OF OFFICER] of [INSERT NAME OF LOAN PARTY] [the Company] (the “Certifying Loan Party”) hereby certifies as follows:

1.        The representations and warranties of the Certifying Loan Party set forth in each of the Loan Documents to which it is a party or which are contained in any certificate furnished by or on behalf of the Certifying Loan Party pursuant to any of the Loan Documents to which it is a party are true and correct in all material respects on and as of the date hereof with the same effect as if made on the date hereof, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.

2.                                          is the duly elected and qualified [Secretary] [Assistant Secretary] of the Certifying Loan Party and the signature set forth for such officer below is such officer’s true and genuine signature.

3.        No Default or Event of Default has occurred and is continuing as of the date hereof or after giving effect to the Loans to be made on the date hereof and the use of proceeds thereof.

4.        [The conditions precedent set forth in Sections 2 of the Amendment were satisfied as of the date of the Amendment.]

The undersigned [Secretary] [Assistant Secretary] of the Certifying Loan Party certifies as follows:

5.        There are no liquidation or dissolution proceedings pending or to my knowledge threatened against the Certifying Loan Party, nor has any other event occurred materially adversely affecting or threatening the continued corporate existence of the Certifying Loan Party.

6.        The Certifying Loan Party is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its organization.

7.        Attached hereto as Annex 1 is a true and complete copy of resolutions duly adopted by the [Board of Directors] [members] of the [General Partner of the] Certifying Loan Party on                                  and                                 ; such resolutions have not in any way been amended, modified, revoked or rescinded, have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect and are the only corporate proceedings of the Certifying Loan Party now in force relating to or affecting the matters referred to therein.

8.        [PICK ONE][The By-Laws or equivalent organizational document of the Certifying Loan Party have not been amended, revoked, supplemented or otherwise modified, since the date on which such By-Laws were delivered to the Administrative Agent on or about June 25, 2010, and such By-Laws are in full force and effect as of the date hereof.][Attached hereto as Annex 2 is a true and complete copy of the By-Laws or equivalent organizational document of the Certifying Loan Party as in effect on the date hereof.]

9.        [PICK ONE][The Certificate of Incorporation or equivalent document of the Certifying Loan Party, as certified by the appropriate Governmental Authority, has not been amended, revoked, supplemented or otherwise modified, since the date on which such Certificate of Incorporation was delivered to the Administrative Agent on or about June 25, 2010, and such Certificate of Incorporation is in full force and effect as of the date hereof.][Attached hereto as Annex 3 is a true and complete copy of the Certificate of Incorporation or equivalent organizational document of the Certifying Loan Party as in effect on the date hereof and as certified by the appropriate Governmental Authority.]

10.        Attached hereto as Annex 4 is a true and complete copy of the good standing certificate or equivalent documentation from the appropriate Governmental Authority.

[Remainder of this page intentionally left blank]

[TO BE USED IF NEW SIGNATORY TO DOCUMENTS][11.        The following persons are now duly elected and qualified officers of the Certifying Loan Party holding the offices indicated next to their respective names below, and the signatures appearing opposite their respective names below are the true and genuine signatures of such officers, and each of such officers is duly authorized to execute and deliver on behalf of the Certifying Loan Party each of the Loan Documents to which it is a party and any certificate or other document to be delivered by the Certifying Loan Party pursuant to the Loan Documents to which it is a party:

Name	Office	Signature

________________________	________________________	________________________

________________________	________________________	________________________]

[Signatures follow]

IN WITNESS WHEREOF, the undersigned have hereunto set our names as of the date set forth below.

Name:	Name:

Title:	Title:

Date: [ ], 2011